SiriusPoint Ltd.

Financial Supplement
September 30, 2022

(UNAUDITED)

This financial supplement is for informational purposes only. It should be read in conjunction with documents filed with the Securities and Exchange Commission by SiriusPoint Ltd., including the Company’s Quarterly Report on Form 10-Q.

Point Building	Clare Kerrigan - Chief Communications Officer
3 Waterloo Lane	Tel: (441) 542-3333
Pembroke HM 08	Email: investor.relations@siriuspt.com
Bermuda	Website: www.siriuspt.com

SiriusPoint Ltd.
Basis of Presentation and Non-GAAP Financial Measures:
Unless the context otherwise indicates or requires, as used in this financial supplement references to “we,” “our,” “us,” the “Company,” and "SiriusPoint" refer to SiriusPoint Ltd. and its directly and indirectly owned subsidiaries, as a combined entity, except where otherwise stated or where it is clear that the terms mean only SiriusPoint Ltd. exclusive of its subsidiaries. We have made rounding adjustments to reach some of the figures included in this financial supplement and, unless otherwise indicated, percentages presented in this financial supplement are approximate.
In presenting SiriusPoint’s results, management has included financial measures that are not calculated under standards or rules that comprise accounting principles generally accepted in the United States (“GAAP”). SiriusPoint’s management uses this information in its internal analysis of results and believes that this information may be informative to investors in gauging the quality of SiriusPoint’s financial performance, identifying trends in our results and providing meaningful period-to-period comparisons. Core underwriting income, Core net services income, Core income, and Core combined ratio are non-GAAP financial measures. Management believes it is important to review Core results as it better reflects how management views the business and reflects the Company’s decision to exit the runoff business. Basic book value per share, tangible basic book value per share, diluted book value per share and tangible diluted book value per share are also non-GAAP financial measures. SiriusPoint’s management believes that long-term growth in book value per share is an important measure of the Company’s financial performance because it allows management and investors to track over time the value created by the retention of earnings. In addition, SiriusPoint’s management believes this metric is useful to investors because it provides a basis for comparison with other companies in the industry that also report a similar measure. Reconciliations of such measures to the most comparable GAAP figures are included in the attached financial information in accordance with Regulation G.
Safe Harbor Statement Regarding Forward-Looking Statements:
This financial supplement includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are subject to known and unknown risks and uncertainties, many of which may be beyond the Company’s control. The Company cautions you that the forward-looking information presented in this financial supplement is not a guarantee of future events, and that actual events may differ materially from those made in or suggested by the forward-looking information contained in this financial supplement. In addition, forward-looking statements generally can be identified by the use of forward-looking terminology such as “may,” “plan,” “seek,” “will,” “expect,” “intend,” “estimate,” “anticipate,” “believe” or “continue” or the negative thereof or variations thereon or similar terminology. Actual events, results and outcomes may differ materially from the Company’s expectations due to a variety of known and unknown risks, uncertainties and other factors. Among the risks and uncertainties that could cause actual results to differ from those described in the forward-looking statements are the following: our ability to attract and retain key senior management; a downgrade or withdrawal of our financial ratings; our ability to execute on our strategic transformation, including changing the mix of business between insurance and reinsurance and restructuring our underwriting platform; the impact of the novel coronavirus (“COVID-19”) pandemic or other unpredictable catastrophic events including uncertainties with respect to current and future COVID-19 losses across many classes of insurance business and the amount of insurance losses that may ultimately be ceded to the reinsurance market, supply chain issues, labor shortages and related increased costs, changing interest rates, equity market volatility and ongoing business and financial market impacts of COVID-19; the costs, expenses and difficulties of the integration of the operations of Sirius International Insurance Group, Ltd. (“Sirius Group”); fluctuations in our results of operations; inadequacy of loss and loss adjustment expense reserves, the lack of availability of capital, and periods characterized by excess underwriting capacity and unfavorable premium rates; the performance of financial markets, impact of inflation, and foreign currency fluctuations; legal restrictions on certain of SiriusPoint’s insurance and reinsurance subsidiaries’ ability to pay dividends and other distributions to SiriusPoint; our ability to compete successfully in the (re)insurance market and the effect of consolidation in the (re)insurance industry; technology breaches or failures, including those resulting from a malicious cyber-attack on us, our business partners or service providers; the effects of global climate change, including increased severity and frequency of weather-related natural disasters and catastrophes and increased coastal flooding in many geographic areas; our ability to retain highly-skilled employees and the effects of potential labor disruptions due to COVID-19 or otherwise; the outcome of legal and regulatory proceedings, regulatory constraints on our business, including legal restrictions on certain of our insurance and reinsurance subsidiaries’ ability to pay dividends and other distributions to us, and losses from unfavorable outcomes from litigation and other legal proceedings; reduced returns or losses in SiriusPoint’s investment portfolio; our concentrated exposure in funds and accounts managed by Third Point LLC, our lack of control over Third Point LLC, our limited ability to withdraw our capital accounts and conflicts of interest among various members of Third Point Advisors LLC, TP Enhanced Fund, Third Point LLC and us; our potential exposure to U.S. federal income and withholding taxes and our significant deferred tax assets, which could become devalued if we do not generate future taxable income or applicable corporate tax rates are reduced; risks associated with delegating authority to third party managing general agents; future strategic transactions such as acquisitions, dispositions, investments, mergers or joint ventures; and other risks and factors listed under "Risk Factors" in the Company's most recent Annual Report on Form 10-K, as updated by the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2022, and other subsequent periodic reports filed with the Securities and Exchange Commission. All forward-looking statements speak only as of the date made and the Company undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

SiriusPoint Ltd.

SiriusPoint Ltd.
Key Performance Indicators
September 30, 2022 and 2021
(expressed in millions of U.S. dollars, except per share data and ratios)

	Three months ended		Nine months ended
	September 30, 2022	September 30, 2021	September 30, 2022	September 30, 2021

Combined ratio	107.7%	147.7%	98.5%	115.1%
Core underwriting loss (1)	$(88.3)	$(244.6)	$(66.0)	$(198.1)
Core net services income (1)	$12.9	$0.8	$37.5	$52.3
Core loss (1)	$(75.4)	$(243.8)	$(28.5)	$(145.8)
Core combined ratio (1)	114.5%	150.2%	103.9%	116.6%
Annualized return on average common shareholders’ equity attributable to SiriusPoint common shareholders	(20.1)%	(7.8)%	(24.0)%	12.3%
Basic book value per share (1) (2)	$11.75	$14.46	$11.75	$14.46
Tangible basic book value per share (1) (2)	$10.71	$13.38	$10.71	$13.38
Diluted book value per share (1) (2)	$11.61	$14.33	$11.61	$14.33
Tangible diluted book value per share (1) (2)	$10.58	$13.27	$10.58	$13.27
(1)Core underwriting income, Core net services income, Core income and Core combined ratio are non-GAAP financial measures. See reconciliations in “Segment Reporting.” Basic book value per share, tangible basic book value per share, diluted book value per share and tangible diluted book value per share are non-GAAP financial measures. See reconciliations in “Basic and Diluted Book Value per Share - by Quarter”.
(2)Prior year comparatives represent amounts as of December 31, 2021.

SiriusPoint Ltd.
Consolidated Balance Sheets - by Quarter
(expressed in millions of U.S. dollars)

	September 30, 2022	June 30, 2022	March 31, 2022	December 31, 2021	September 30, 2021
Assets
Debt securities, trading, at fair value	$1,697.1	$2,210.5	$2,622.8	$2,085.6	$2,100.9
Debt securities, available for sale, at fair value, net of allowance for credit losses	1,324.0	715.5	—	—	—
Short-term investments, at fair value	1,991.6	1,378.0	989.0	1,075.8	1,057.9
Investments in related party investment funds, at fair value	309.0	318.1	678.6	909.6	1,456.8
Other long-term investments, at fair value	414.9	436.4	438.2	456.1	454.5
Equity securities, trading, at fair value	1.4	1.6	2.7	2.8	3.4
Total investments	5,738.0	5,060.1	4,731.3	4,529.9	5,073.5
Cash and cash equivalents	647.3	746.6	826.1	999.8	701.2
Restricted cash and cash equivalents	144.2	630.6	972.8	948.6	1,482.3
Redemption receivable from related party investment fund	—	—	—	250.0	—
Due from brokers	20.2	72.8	70.1	15.9	51.4
Interest and dividends receivable	17.0	14.6	10.7	8.3	8.6
Insurance and reinsurance balances receivable, net	1,952.7	1,934.8	1,936.8	1,708.2	1,621.4
Deferred acquisition costs and value of business acquired, net	278.6	271.3	271.0	218.8	220.2
Unearned premiums ceded	379.1	375.6	365.7	242.8	248.3
Loss and loss adjustment expenses recoverable, net	1,309.2	1,257.5	1,278.6	1,215.3	843.5
Deferred tax asset	197.6	180.1	180.6	182.0	194.2
Intangible assets	165.9	168.0	170.0	171.9	173.7
Assets held for sale	20.9	—	—	—	—
Other assets	127.4	129.2	102.6	126.8	97.0
Total assets	$10,998.1	$10,841.2	$10,916.3	$10,618.3	$10,715.3
Liabilities
Loss and loss adjustment expense reserves	$5,200.5	$4,940.8	$4,936.0	$4,841.4	$4,862.3
Unearned premium reserves	1,572.8	1,557.2	1,504.9	1,198.4	1,215.4
Reinsurance balances payable	793.9	759.0	773.5	688.3	596.4
Deposit liabilities	138.9	143.5	147.2	150.7	154.0
Securities sold, not yet purchased, at fair value	41.7	83.4	64.0	—	2.9
Securities sold under an agreement to repurchase	17.3	17.5	—	—	—
Due to brokers	16.6	18.0	32.1	6.5	9.6
Accounts payable, accrued expenses and other liabilities	245.8	206.5	188.7	229.8	154.1
Deferred tax liability	66.9	59.2	98.0	95.4	152.2
Liability-classified capital instruments	48.9	50.7	76.0	87.8	103.4
Debt	762.0	781.3	808.4	816.7	827.0
Total liabilities	8,905.3	8,617.1	8,628.8	8,115.0	8,077.3
Shareholders’ equity
Series B preference shares	200.0	200.0	200.0	200.0	200.0
Common shares	16.2	16.2	16.2	16.2	16.2
Additional paid-in capital	1,633.2	1,630.3	1,623.4	1,622.7	1,616.8
Retained earnings	288.8	387.2	448.0	665.0	805.3
Accumulated other comprehensive income (loss)	(53.7)	(10.4)	0.6	(0.2)	(0.3)
Shareholders’ equity attributable to SiriusPoint shareholders	2,084.5	2,223.3	2,288.2	2,503.7	2,638.0
Noncontrolling interests	8.3	0.8	(0.7)	(0.4)	—
Total shareholders’ equity	2,092.8	2,224.1	2,287.5	2,503.3	2,638.0
Total liabilities, noncontrolling interests and shareholders’ equity	$10,998.1	$10,841.2	$10,916.3	$10,618.3	$10,715.3

SiriusPoint Ltd.
Consolidated Statements of Income (Loss)
(expressed in millions of U.S. dollars, except share and per share data)

	Three months ended		Nine months ended
	September 30, 2022	September 30, 2021	September 30, 2022	September 30, 2021
Revenues
Net premiums earned	$612.6	$499.6	$1,710.7	$1,197.1
Net realized and unrealized investment gains (losses)	(56.1)	(11.7)	(236.4)	43.7
Net realized and unrealized investment gains (losses) from related party investment funds	(8.3)	202.4	(199.8)	401.2
Net investment income	36.2	9.1	61.4	18.8
Total realized and unrealized investment gains (losses) and net investment income	(28.2)	199.8	(374.8)	463.7
Other revenues	13.1	33.2	96.1	121.9
Total revenues	597.5	732.6	1,432.0	1,782.7
Expenses
Loss and loss adjustment expenses incurred, net	497.9	577.3	1,198.3	975.1
Acquisition costs, net	116.8	106.9	348.9	281.5
Other underwriting expenses	44.8	53.3	138.1	120.6
Net corporate and other expenses	70.8	59.9	220.2	194.5
Intangible asset amortization	2.1	2.0	6.0	4.1
Interest expense	9.4	9.7	28.1	24.4
Foreign exchange gains	(51.6)	(16.1)	(127.5)	(16.5)
Total expenses	690.2	793.0	1,812.1	1,583.7
Income (loss) before income tax (expense) benefit	(92.7)	(60.4)	(380.1)	199.0
Income tax (expense) benefit	(0.9)	13.0	17.1	(6.4)
Net income (loss)	(93.6)	(47.4)	(363.0)	192.6
Net (income) loss attributable to noncontrolling interests	(0.8)	3.4	(1.2)	1.8
Net income (loss) available to SiriusPoint	(94.4)	(44.0)	(364.2)	194.4
Dividends on Series B preference shares	(4.0)	(4.0)	(12.0)	(9.5)
Net income (loss) available to SiriusPoint common shareholders	$(98.4)	$(48.0)	$(376.2)	$184.9
Earnings (loss) per share available to SiriusPoint common shareholders
Basic earnings (loss) per share available to SiriusPoint common shareholders (1)	$(0.61)	$(0.30)	$(2.35)	$1.18
Diluted earnings (loss) per share available to SiriusPoint common shareholders (1)	$(0.61)	$(0.34)	$(2.35)	$1.17
Weighted average number of common shares used in the determination of earnings (loss) per share
Basic	160,321,270	159,225,772	160,150,911	145,095,270
Diluted	160,321,270	160,240,888	160,150,911	147,597,964
(1)    Basic earnings (loss) per share is based on the weighted average number of common shares and participating securities outstanding during the period. The weighted average number of common shares excludes any dilutive effect of outstanding warrants, options and unvested restricted shares. Diluted earnings (loss) per share is based on the weighted average number of common shares and participating securities outstanding and includes any dilutive effects of warrants, options and unvested restricted shares under share plans and are determined using the treasury stock method. U.S. GAAP requires that participating securities be treated in the same manner as outstanding shares for earnings per share calculations. The Company treats certain of its unvested restricted shares as participating securities. In the event of a net loss, all participating securities, outstanding warrants, options and restricted shares are excluded from both basic and diluted loss per share since their inclusion would be anti-dilutive.

SiriusPoint Ltd.
Consolidated Statements of Loss - by Quarter
(expressed in millions of U.S. dollars, except share and per share data)

	September 30, 2022	June 30, 2022	March 31, 2022	December 31, 2021	September 30, 2021
Revenues
Net premiums earned	$612.6	$568.8	$529.3	$519.9	$499.6
Net realized and unrealized investment losses	(56.1)	(98.4)	(81.9)	(60.6)	(11.7)
Net realized and unrealized investment gains (losses) from related party investment funds	(8.3)	(60.5)	(131.0)	(97.2)	202.4
Net investment income	36.2	17.4	7.8	6.6	9.1
Total realized and unrealized investment gains (losses) and net investment income	(28.2)	(141.5)	(205.1)	(151.2)	199.8
Other revenues	13.1	45.8	37.2	29.3	33.2
Total revenues	597.5	473.1	361.4	398.0	732.6
Expenses
Loss and loss adjustment expenses incurred, net	497.9	360.3	340.1	351.4	577.3
Acquisition costs, net	116.8	123.6	108.5	106.3	106.9
Other underwriting expenses	44.8	46.1	47.2	38.2	53.3
Net corporate and other expenses	70.8	72.0	77.4	72.1	59.9
Intangible asset amortization	2.1	2.0	1.9	1.8	2.0
Interest expense	9.4	9.4	9.3	9.6	9.7
Foreign exchange gains	(51.6)	(56.5)	(19.4)	(27.5)	(16.1)
Total expenses	690.2	556.9	565.0	551.9	793.0
Loss before income tax (expense) benefit	(92.7)	(83.8)	(203.6)	(153.9)	(60.4)
Income tax (expense) benefit	(0.9)	27.7	(9.7)	17.1	13.0
Net loss	(93.6)	(56.1)	(213.3)	(136.8)	(47.4)
Net (income) loss attributable to noncontrolling interests	(0.8)	(0.7)	0.3	0.5	3.4
Net loss attributable to SiriusPoint	(94.4)	(56.8)	(213.0)	(136.3)	(44.0)
Dividends on Series B preference shares	(4.0)	(4.0)	(4.0)	(4.0)	(4.0)
Net loss available to SiriusPoint common shareholders	$(98.4)	$(60.8)	$(217.0)	$(140.3)	$(48.0)
Loss per share available to SiriusPoint common shareholders
Basic loss per share available to SiriusPoint common shareholders (1)	$(0.61)	$(0.38)	$(1.36)	$(0.88)	$(0.30)
Diluted loss per share available to SiriusPoint common shareholders (1)	$(0.61)	$(0.38)	$(1.36)	$(0.88)	$(0.34)
Weighted average number of common shares used in the determination of loss per share
Basic	160,321,270	160,258,883	159,867,593	159,268,777	159,225,772
Diluted	160,321,270	160,258,883	159,867,593	159,268,777	160,240,888
(1)     Basic earnings (loss) per share is based on the weighted average number of common shares and participating securities outstanding during the period. The weighted average number of common shares excludes any dilutive effect of outstanding warrants, options and unvested restricted shares. Diluted earnings (loss) per share is based on the weighted average number of common shares and participating securities outstanding and includes any dilutive effects of warrants, options and unvested restricted shares under share plans and are determined using the treasury stock method. U.S. GAAP requires that participating securities be treated in the same manner as outstanding shares for earnings per share calculations. The Company treats certain of its unvested restricted shares as participating securities. In the event of a net loss, all participating securities, outstanding warrants, options and restricted shares are excluded from both basic and diluted loss per share since their inclusion would be anti-dilutive.

SiriusPoint Ltd.
Segment Reporting - Three months ended September 30, 2022
(expressed in millions of U.S. dollars, except ratios)

	Reinsurance	Insurance & Services	Core	Eliminations (2)	Corporate	Segment Measure Reclass	Total
Gross premiums written	$318.4	$524.9	$843.3	$—	$0.5	$—	$843.8
Net premiums written	267.1	366.7	633.8	—	0.6	—	634.4
Net premiums earned	304.5	305.4	609.9	—	2.7	—	612.6
Loss and loss adjustment expenses incurred, net	286.3	217.8	504.1	(1.5)	(4.7)	—	497.9
Acquisition costs, net	69.8	81.0	150.8	(34.0)	—	—	116.8
Other underwriting expenses	28.0	15.3	43.3	—	1.5	—	44.8
Underwriting income (loss)	(79.6)	(8.7)	(88.3)	35.5	5.9	—	(46.9)
Services revenue	3.4	52.5	55.9	(35.4)	—	(20.5)	—
Services expenses	—	47.2	47.2	—	—	(47.2)	—
Net services fee income	3.4	5.3	8.7	(35.4)	—	26.7	—
Services noncontrolling loss	—	0.5	0.5	—	—	(0.5)	—
Net investment gains from Strategic Investments	0.3	3.4	3.7	—	—	(3.7)	—
Net services income	3.7	9.2	12.9	(35.4)	—	22.5	—
Segment income (loss)	(75.9)	0.5	(75.4)	0.1	5.9	22.5	(46.9)
Net realized and unrealized investment gains (losses)					(59.8)	3.7	(56.1)
Net realized and unrealized investment losses from related party investment funds					(8.3)	—	(8.3)
Net investment income					36.2	—	36.2
Other revenues					(7.4)	20.5	13.1
Net corporate and other expenses					(23.6)	(47.2)	(70.8)
Intangible asset amortization					(2.1)	—	(2.1)
Interest expense					(9.4)	—	(9.4)
Foreign exchange gains					51.6	—	51.6
Income (loss) before income tax expense	$(75.9)	$0.5	(75.4)	0.1	(16.9)	(0.5)	(92.7)
Income tax expense			—	—	(0.9)	—	(0.9)
Net loss			(75.4)	0.1	(17.8)	(0.5)	(93.6)
Net income attributable to noncontrolling interest			—	—	(1.3)	0.5	(0.8)
Net loss attributable to SiriusPoint			$(75.4)	$0.1	$(19.1)	$—	$(94.4)

Underwriting Ratios: (1)
Loss ratio	94.0%	71.3%	82.7%				81.3%
Acquisition cost ratio	22.9%	26.5%	24.7%				19.1%
Other underwriting expenses ratio	9.2%	5.0%	7.1%				7.3%
Combined ratio	126.1%	102.8%	114.5%				107.7%
(1)Underwriting ratios are calculated by dividing the related expense by net premiums earned.
(2)Insurance & Services MGAs recognize fees for service using revenue from contracts with customers accounting standards, whereas insurance companies recognize acquisition expenses using insurance contract accounting standards. While ultimate revenues and expenses recognized will match, there will be recognition timing differences based on the different accounting standards.

SiriusPoint Ltd.
Segment Reporting - Three months ended September 30, 2021
(expressed in millions of U.S. dollars, except ratios)

	Reinsurance	Insurance & Services	Core	Eliminations (2)	Corporate	Segment Measure Reclass	Total
Gross premiums written	$395.3	$240.6	$635.9	$—	$5.3	$—	$641.2
Net premiums written	289.6	183.9	473.5	—	5.3	—	478.8
Net premiums earned	326.4	160.6	487.0	—	12.6	—	499.6
Loss and loss adjustment expenses incurred, net	471.5	91.0	562.5	(0.8)	15.6	—	577.3
Acquisition costs, net	85.4	41.8	127.2	(21.4)	1.1	—	106.9
Other underwriting expenses	32.1	9.8	41.9	—	11.4	—	53.3
Underwriting income (loss)	(262.6)	18.0	(244.6)	22.2	(15.5)	—	(237.9)
Services revenue	—	37.8	37.8	(25.3)	—	(12.5)	—
Services expenses	—	40.4	40.4	—	—	(40.4)	—
Net services fee loss	—	(2.6)	(2.6)	(25.3)	—	27.9	—
Services noncontrolling loss	—	3.4	3.4	—	—	(3.4)	—
Net services income	—	0.8	0.8	(25.3)	—	24.5	—
Segment income (loss)	(262.6)	18.8	(243.8)	(3.1)	(15.5)	24.5	(237.9)
Net realized and unrealized investment losses					(11.7)	—	(11.7)
Net realized and unrealized investment gains from related party investment funds					202.4	—	202.4
Net investment income					9.1	—	9.1
Other revenues					20.7	12.5	33.2
Net corporate and other expenses					(19.5)	(40.4)	(59.9)
Intangible asset amortization					(2.0)	—	(2.0)
Interest expense					(9.7)	—	(9.7)
Foreign exchange gains					16.1	—	16.1
Income (loss) before income tax benefit	$(262.6)	$18.8	(243.8)	(3.1)	189.9	(3.4)	(60.4)
Income tax benefit			—	—	13.0	—	13.0
Net income (loss)			(243.8)	(3.1)	202.9	(3.4)	(47.4)
Net loss attributable to noncontrolling interest			—	—	—	3.4	3.4
Net income (loss) available to SiriusPoint			$(243.8)	$(3.1)	$202.9	$—	$(44.0)

Underwriting Ratios: (1)
Loss ratio	144.5%	56.7%	115.5%				115.6%
Acquisition cost ratio	26.2%	26.0%	26.1%				21.4%
Other underwriting expenses ratio	9.8%	6.1%	8.6%				10.7%
Combined ratio	180.5%	88.8%	150.2%				147.7%
(1)Underwriting ratios are calculated by dividing the related expense by net premiums earned.
(2)Insurance & Services MGAs recognize fees for service using revenue from contracts with customers accounting standards, whereas insurance companies recognize acquisition expenses using insurance contract accounting standards. While ultimate revenues and expenses recognized will match, there will be recognition timing differences based on the different accounting standards.

SiriusPoint Ltd.
Segment Reporting - Nine months ended September 30, 2022
(expressed in millions of U.S. dollars, except ratios)

	Reinsurance	Insurance & Services	Core	Eliminations (2)	Corporate	Segment Measure Reclass	Total
Gross premiums written	$1,220.9	$1,442.3	$2,663.2	$—	$2.9	$—	$2,666.1
Net premiums written	963.5	1,005.6	1,969.1	—	2.2	—	1,971.3
Net premiums earned	931.6	762.5	1,694.1	—	16.6	—	1,710.7
Loss and loss adjustment expenses incurred, net	685.5	506.6	1,192.1	(3.8)	10.0	—	1,198.3
Acquisition costs, net	236.0	198.4	434.4	(86.4)	0.9	—	348.9
Other underwriting expenses	86.8	46.8	133.6	—	4.5	—	138.1
Underwriting income (loss)	(76.7)	10.7	(66.0)	90.2	1.2	—	25.4
Services revenue	3.4	165.9	169.3	(102.9)	—	(66.4)	—
Services expenses	—	135.3	135.3	—	—	(135.3)	—
Net services fee income	3.4	30.6	34.0	(102.9)	—	68.9	—
Services noncontrolling loss	—	0.6	0.6	—	—	(0.6)	—
Net investment gains from Strategic Investments	0.3	2.6	2.9	—	—	(2.9)	—
Net services income	3.7	33.8	37.5	(102.9)	—	65.4	—
Segment income (loss)	(73.0)	44.5	(28.5)	(12.7)	1.2	65.4	25.4
Net realized and unrealized investment gains (losses)					(239.3)	2.9	(236.4)
Net realized and unrealized investment losses from related party investment funds					(199.8)	—	(199.8)
Net investment income					61.4	—	61.4
Other revenues					29.7	66.4	96.1
Net corporate and other expenses					(84.9)	(135.3)	(220.2)
Intangible asset amortization					(6.0)	—	(6.0)
Interest expense					(28.1)	—	(28.1)
Foreign exchange gains					127.5	—	127.5
Income (loss) before income tax benefit	$(73.0)	$44.5	(28.5)	(12.7)	(338.3)	(0.6)	(380.1)
Income tax benefit			—	—	17.1	—	17.1
Net loss			(28.5)	(12.7)	(321.2)	(0.6)	(363.0)
Net income attributable to noncontrolling interests			—	—	(1.8)	0.6	(1.2)
Net loss attributable to SiriusPoint			$(28.5)	$(12.7)	$(323.0)	$—	$(364.2)

Underwriting Ratios: (1)
Loss ratio	73.6%	66.4%	70.4%				70.0%
Acquisition cost ratio	25.3%	26.0%	25.6%				20.4%
Other underwriting expenses ratio	9.3%	6.1%	7.9%				8.1%
Combined ratio	108.2%	98.5%	103.9%				98.5%
(1)Underwriting ratios are calculated by dividing the related expense by net premiums earned.
(2)Insurance & Services MGAs recognize fees for service using revenue from contracts with customers accounting standards, whereas insurance companies recognize acquisition expenses using insurance contract accounting standards. While ultimate revenues and expenses recognized will match, there will be recognition timing differences based on the different accounting standards.

SiriusPoint Ltd.
Segment Reporting - Nine months ended September 30, 2021
(expressed in millions of U.S. dollars, except ratios)

	Reinsurance	Insurance & Services	Core	Eliminations (2)	Corporate	Segment Measure Reclass	Total
Gross premiums written	$931.6	$628.0	$1,559.6	$—	$(13.9)	$—	$1,545.7
Net premiums written	773.8	468.5	1,242.3	—	(19.0)	—	1,223.3
Net premiums earned	862.8	334.7	1,197.5	—	(0.4)	—	1,197.1
Loss and loss adjustment expenses incurred, net	773.7	198.6	972.3	(1.7)	4.5	—	975.1
Acquisition costs, net	224.1	97.6	321.7	(42.5)	2.3	—	281.5
Other underwriting expenses	82.6	19.0	101.6	—	19.0	—	120.6
Underwriting income (loss)	(217.6)	19.5	(198.1)	44.2	(26.2)	—	(180.1)
Services revenue	—	89.9	89.9	(52.6)	—	(37.3)	—
Services expenses	—	81.0	81.0	—	—	(81.0)	—
Net services fee income	—	8.9	8.9	(52.6)	—	43.7	—
Services noncontrolling loss	—	1.8	1.8	—	—	(1.8)	—
Net investment gains from Strategic Investments	0.3	41.3	41.6	—	—	(41.6)	—
Net services income	0.3	52.0	52.3	(52.6)	—	0.3	—
Segment income (loss)	(217.3)	71.5	(145.8)	(8.4)	(26.2)	0.3	(180.1)
Net realized and unrealized investment gains					2.1	41.6	43.7
Net realized and unrealized investment gains from related party investment funds					401.2	—	401.2
Net investment income					18.8	—	18.8
Other revenues					84.6	37.3	121.9
Net corporate and other expenses					(113.5)	(81.0)	(194.5)
Intangible asset amortization					(4.1)	—	(4.1)
Interest expense					(24.4)	—	(24.4)
Foreign exchange gains					16.5	—	16.5
Income (loss) before income tax expense	$(217.3)	$71.5	(145.8)	(8.4)	355.0	(1.8)	199.0
Income tax expense			—	—	(6.4)	—	(6.4)
Net income (loss)			(145.8)	(8.4)	348.6	(1.8)	192.6
Net loss attributable to noncontrolling interest			—	—	—	1.8	1.8
Net income (loss) available to SiriusPoint			$(145.8)	$(8.4)	$348.6	$—	$194.4

Underwriting Ratios: (1)
Loss ratio	89.7%	59.3%	81.2%				81.5%
Acquisition cost ratio	26.0%	29.2%	26.9%				23.5%
Other underwriting expenses ratio	9.6%	5.7%	8.5%				10.1%
Combined ratio	125.3%	94.2%	116.6%				115.1%
(1)Underwriting ratios are calculated by dividing the related expense by net premiums earned.
(2)Insurance & Services MGAs recognize fees for service using revenue from contracts with customers accounting standards, whereas insurance companies recognize acquisition expenses using insurance contract accounting standards. While ultimate revenues and expenses recognized will match, there will be recognition timing differences based on the different accounting standards.

SiriusPoint Ltd.
Consolidated Results - by Quarter
(expressed in millions of U.S. dollars, except ratios)

	September 30, 2022	June 30, 2022	March 31, 2022	December 31, 2021	September 30, 2021
Revenues
Gross premiums written	$843.8	$812.6	$1,009.7	$690.8	$641.2
Net premiums written	634.4	623.0	713.9	510.9	478.8
Net premiums earned	612.6	568.8	529.3	519.9	499.6
Expenses
Loss and loss adjustment expenses incurred, net	497.9	360.3	340.1	351.4	577.3
Acquisition costs, net	116.8	123.6	108.5	106.3	106.9
Other underwriting expenses	44.8	46.1	47.2	38.2	53.3
Underwriting income (loss)	(46.9)	38.8	33.5	24.0	(237.9)

Underwriting Ratios (1):
Loss ratio	81.3%	63.3%	64.3%	67.6%	115.6%
Acquisition cost ratio	19.1%	21.7%	20.5%	20.4%	21.4%
Other underwriting expense ratio	7.3%	8.1%	8.9%	7.3%	10.7%
Combined ratio	107.7%	93.1%	93.7%	95.3%	147.7%

Catastrophe losses, net of reinsurance and reinstatement premiums	$114.6	$16.2	$6.9	$24.1	$286.5
Russia/ Ukraine losses	(0.3)	(0.1)	18.6	—	—
Favorable prior year loss reserve development	$(5.3)	$(6.4)	$(5.5)	$(16.7)	$(16.2)
(1)Underwriting ratios are calculated by dividing the related expense by net premiums earned.

SiriusPoint Ltd.
Core Results - by Quarter (1)
(expressed in millions of U.S. dollars, except ratios)

	September 30, 2022	June 30, 2022	March 31, 2022	December 31, 2021	September 30, 2021
Revenues
Gross premiums written	$843.3	$812.2	$1,007.7	$688.7	$635.9
Net premiums written	633.8	622.9	712.4	535.4	473.5
Net premiums earned	609.9	563.8	520.4	536.2	487.0
Expenses
Loss and loss adjustment expenses incurred, net	504.1	359.5	328.5	337.7	562.5
Acquisition costs, net	150.8	150.2	133.4	130.7	127.2
Other underwriting expenses	43.3	44.5	45.8	33.1	41.9
Underwriting income (loss)	(88.3)	9.6	12.7	34.7	(244.6)
Services revenues	55.9	56.6	56.8	43.8	37.8
Services expenses	47.2	44.8	43.3	39.5	40.4
Net services fee income (loss)	8.7	11.8	13.5	4.3	(2.6)
Services noncontrolling (income) loss	0.5	(0.7)	0.8	0.5	3.4
Net investment gains (losses) from Strategic Investments	3.7	(0.5)	(0.3)	(46.1)	—
Net services income (loss)	12.9	10.6	14.0	(41.3)	0.8
Segment income (loss)	$(75.4)	$20.2	$26.7	$(6.6)	$(243.8)

Underwriting Ratios (2):
Loss ratio	82.7%	63.8%	63.1%	63.0%	115.5%
Acquisition cost ratio	24.7%	26.6%	25.6%	24.4%	26.1%
Other underwriting expense ratio	7.1%	7.9%	8.8%	6.2%	8.6%
Combined ratio	114.5%	98.3%	97.5%	93.6%	150.2%

Catastrophe losses, net of reinsurance and reinstatement premiums	$114.6	$16.2	$6.9	$24.1	$283.5
Russia/Ukraine losses	(0.3)	(0.1)	13.3	—	—
(Favorable) adverse prior year loss reserve development	$2.6	$(1.5)	$(5.0)	$(15.7)	$(13.9)
(1)Collectively, the sum of our two segments, Reinsurance and Insurance & Services, constitute our "Core" results. Core underwriting income, Core net services income, Core income and Core combined ratio are non-GAAP financial measures. We believe it is important to review Core results as it better reflects how management views the business and reflects our decision to exit the runoff business. The sum of Core results and Corporate results are equal to the consolidated results of operations.
(2)Underwriting ratios are calculated by dividing the related expense by net premiums earned.

SiriusPoint Ltd.
Reinsurance Segment - by Quarter
(expressed in millions of U.S. dollars, except ratios)

	September 30, 2022	June 30, 2022	March 31, 2022	December 31, 2021	September 30, 2021
Revenues
Gross premiums written	$318.4	$378.3	$524.2	$418.8	$395.3
Net premiums written	267.1	321.5	374.9	351.1	289.6
Net premiums earned	304.5	319.5	307.6	348.1	326.4
Expenses
Loss and loss adjustment expenses incurred, net	286.3	204.7	194.5	215.7	471.5
Acquisition costs, net	69.8	86.3	79.9	78.6	85.4
Other underwriting expenses	28.0	28.7	30.1	22.9	32.1
Underwriting income (loss)	(79.6)	(0.2)	3.1	30.9	(262.6)
Services revenues	3.4	—	—	—	—
Net services fee income	3.4	—	—	—	—
Net investment gains from Strategic Investments	0.3	—	—	—	—
Segment income (loss)	$(75.9)	$(0.2)	$3.1	$30.9	$(262.6)

Underwriting Ratios (1):
Loss ratio	94.0%	64.1%	63.2%	62.0%	144.5%
Acquisition cost ratio	22.9%	27.0%	26.0%	22.6%	26.2%
Other underwriting expense ratio	9.2%	9.0%	9.8%	6.6%	9.8%
Combined ratio	126.1%	100.1%	99.0%	91.2%	180.5%

Catastrophe losses, net of reinsurance and reinstatement premiums	$114.6	$16.2	$6.9	$22.6	$283.5
Russia/Ukraine losses	(0.3)	(0.1)	13.3	—	—
(Favorable) adverse prior year loss reserve development	$(16.3)	$4.6	$(0.1)	$(11.9)	$(5.7)
(1)Underwriting ratios are calculated by dividing the related expense by net premiums earned.

SiriusPoint Ltd.
Insurance & Services Segment - by Quarter
(expressed in millions of U.S. dollars, except ratios)

	September 30, 2022	June 30, 2022	March 31, 2022	December 31, 2021	September 30, 2021
Revenues
Gross premiums written	$524.9	$433.9	$483.5	$269.9	$240.6
Net premiums written	366.7	301.4	337.5	184.3	183.9
Net premiums earned	305.4	244.3	212.8	188.1	160.6
Expenses
Loss and loss adjustment expenses incurred, net	217.8	154.8	134.0	122.0	91.0
Acquisition costs, net	81.0	63.9	53.5	52.1	41.8
Other underwriting expenses	15.3	15.8	15.7	10.2	9.8
Underwriting income (loss)	(8.7)	9.8	9.6	3.8	18.0
Services revenues	52.5	56.6	56.8	43.8	37.8
Services expenses	47.2	44.8	43.3	39.5	40.4
Net services fee income (loss)	5.3	11.8	13.5	4.3	(2.6)
Services noncontrolling (income) loss	0.5	(0.7)	0.8	0.5	3.4
Net investment gains (losses) from Strategic Investments	3.4	(0.5)	(0.3)	(46.1)	—
Net services income (loss)	9.2	10.6	14.0	(41.3)	0.8
Segment income (loss)	$0.5	$20.4	$23.6	$(37.5)	$18.8

Underwriting Ratios (1):
Loss ratio	71.3%	63.4%	63.0%	64.9%	56.7%
Acquisition cost ratio	26.5%	26.2%	25.1%	27.7%	26.0%
Other underwriting expense ratio	5.0%	6.5%	7.4%	5.4%	6.1%
Combined ratio	102.8%	96.1%	95.5%	98.0%	88.8%

(Favorable) adverse prior year loss reserve development	$18.9	$(6.1)	$(4.9)	$(3.8)	$(8.2)
(1)Underwriting ratios are calculated by dividing the related expense by net premiums earned.

SiriusPoint Ltd.
Investments - by Quarter
(expressed in millions of U.S. dollars)

	September 30, 2022		June 30, 2022		March 31, 2022		December 31, 2021		September 30, 2021
	Fair Value	%	Fair Value	%	Fair Value	%	Fair Value	%	Fair Value	%

Asset-backed securities	$642.0	11.2%	$672.5	13.3%	$718.1	15.2%	$513.1	11.3%	$494.6	9.7%
Residential mortgage-backed securities	141.2	2.5%	292.5	5.8%	393.0	8.3%	301.9	6.7%	349.2	6.9%
Commercial mortgage-backed securities	117.0	2.0%	126.3	2.5%	132.7	2.8%	147.3	3.2%	121.9	2.4%
Corporate debt securities	404.4	7.0%	667.2	13.2%	752.3	15.9%	602.6	13.3%	608.2	12.0%
U.S. government and government agency	297.1	5.2%	323.9	6.4%	489.1	10.3%	385.4	8.5%	368.9	7.3%
Non-U.S. government and government agency	92.2	1.6%	124.9	2.4%	134.3	2.8%	132.3	2.9%	134.8	2.7%
U.S. states, municipalities and political subdivision	—	—%	—	—%	—	—%	0.2	—%	0.5	—%
Preferred stocks	3.2	0.1%	3.2	0.1%	3.3	0.1%	2.8	0.1%	22.8	0.4%
Total debt securities, trading	1,697.1	29.6%	2,210.5	43.7%	2,622.8	55.4%	2,085.6	46.0%	2,100.9	41.4%
Asset-backed securities	133.9	2.3%	125.1	2.5%	—	—%	—	—%	—	—%
Residential mortgage-backed securities	212.8	3.7%	112.0	2.2%	—	—%	—	—%	—	—%
Commercial mortgage-backed securities	18.6	0.3%	14.3	0.3%	—	—%	—	—%	—	—%
Corporate debt securities	386.0	6.7%	157.7	3.1%	—	—%	—	—%	—	—%
U.S. government and government agency	552.3	9.6%	291.5	5.8%	—	—%	—	—%	—	—%
Non-U.S. government and government agency	20.4	0.4%	14.9	0.3%	—	—%	—	—%	—	—%
Total debt securities, available for sale	1,324.0	23.0%	715.5	14.2%	—	—%	—	—%	—	—%
Fixed income mutual funds	1.3	—%	1.5	—%	2.5	0.1%	2.1	—%	1.9	—%
Common stocks	0.1	—%	0.1	—%	0.2	—%	0.7	—%	1.5	—%
Total equity securities	1.4	—%	1.6	—%	2.7	0.1%	2.8	—%	3.4	—%
Short-term investments	1,991.6	34.7%	1,378.0	27.2%	989.0	20.9%	1,075.8	23.8%	1,057.9	20.9%
Other long-term investments	324.8	5.7%	318.1	6.3%	315.2	6.7%	336.9	7.4%	328.3	6.5%
Investments in funds valued at net asset value	399.1	7.0%	436.4	8.6%	801.6	16.9%	1,028.8	22.8%	1,583.0	31.2%
Total investments	$5,738.0	100.0%	$5,060.1	100.0%	$4,731.3	100.0%	$4,529.9	100.0%	$5,073.5	100.0%

SiriusPoint Ltd.
Loss per Share - by Quarter
(expressed in millions of U.S. dollars, except share and per share data)

	September 30, 2022	June 30, 2022	March 31, 2022	December 31, 2021	September 30, 2021
Weighted-average number of common shares outstanding:
Basic number of common shares outstanding	160,321,270	160,258,883	159,867,593	159,268,777	159,225,772
Dilutive effect of options (1)	—	—	—	—	—
Dilutive effect of warrants (1)	—	—	—	—	—
Dilutive effect of restricted share units (1)	—	—	—	—	—
Dilutive effect of Series A preference shares	—	—	—	—	1,015,116
Diluted number of common shares outstanding	160,321,270	160,258,883	159,867,593	159,268,777	160,240,888

Basic earnings per common share:
Net loss available to SiriusPoint common shareholders	$(98.4)	$(60.8)	$(217.0)	$(140.3)	$(48.0)
Net income allocated to SiriusPoint participating common shareholders	—	—	—	—	—
Net loss allocated to SiriusPoint common shareholders	$(98.4)	$(60.8)	$(217.0)	$(140.3)	$(48.0)

Basic loss per share available to SiriusPoint common shareholders (2)	$(0.61)	$(0.38)	$(1.36)	$(0.88)	$(0.30)

Diluted loss per common share:
Net loss available to SiriusPoint common shareholders	$(98.4)	$(60.8)	$(217.0)	$(140.3)	$(48.0)
Net income allocated to SiriusPoint participating common shareholders	—	—	—	—	—
Change in carrying value of Series A preference shares	—	—	—	—	(7.2)
Net loss allocated to SiriusPoint common shareholders	$(98.4)	$(60.8)	$(217.0)	$(140.3)	$(55.2)

Diluted loss per share available to SiriusPoint common shareholders (2)	$(0.61)	$(0.38)	$(1.36)	$(0.88)	$(0.34)
(1)There was no dilution as a result of the net loss allocated to SiriusPoint common shareholders in the quarter. There was no dilution as a result of the Company’s average share price for the quarter being under the lowest exercise price or reference price for the respective security for warrants and options.
(2)Basic earnings (loss) per share is based on the weighted average number of common shares and participating securities outstanding during the period. The weighted average number of common shares excludes any dilutive effect of outstanding warrants, options and unvested restricted shares. Diluted earnings (loss) per share is based on the weighted average number of common shares and participating securities outstanding and includes any dilutive effects of warrants, options and unvested restricted shares under share plans and are determined using the treasury stock method. U.S. GAAP requires that participating securities be treated in the same manner as outstanding shares for earnings per share calculations. The Company treats certain of its unvested restricted shares as participating securities. In the event of a net loss, all participating securities, outstanding warrants, options and restricted shares are excluded from both basic and diluted loss per share since their inclusion would be anti-dilutive.

SiriusPoint Ltd.
Annualized Return on Average Common Shareholders’ Equity - by Quarter
(expressed in millions of U.S. dollars, except share and per share data and ratios)

	September 30, 2022	June 30, 2022	March 31, 2022	December 31, 2021	September 30, 2021
Net loss available to SiriusPoint common shareholders	$(98.4)	$(60.8)	$(217.0)	$(140.3)	$(48.0)
Shareholders’ equity attributable to SiriusPoint common shareholders - beginning of period	2,023.3	2,088.2	2,303.7	2,438.0	2,480.1
Shareholders’ equity attributable to SiriusPoint common shareholders - end of period	1,884.5	2,023.3	2,088.2	2,303.7	2,438.0
Average shareholders’ equity attributable to SiriusPoint common shareholders	$1,953.9	$2,055.8	$2,196.0	$2,370.9	$2,459.1
Annualized return on average common shareholders’ equity attributable to SiriusPoint common shareholders (1)	(20.1)%	(11.8)%	(39.5)%	(23.7)%	(7.8)%
(1)Annualized return on average common shareholders’ equity attributable to SiriusPoint common shareholders is calculated by dividing annualized net income (loss) available to SiriusPoint common shareholders for the period by the average common shareholders’ equity determined using the common shareholders’ equity balances at the beginning and end of the period.

SiriusPoint Ltd.
Basic and Diluted Book Value per Share - by Quarter
(expressed in millions of U.S. dollars, except share and per share data)

	September 30, 2022	June 30, 2022	March 31, 2022	December 31, 2021	September 30, 2021
Basic and diluted book value per share numerator:
Shareholders' equity attributable to SiriusPoint shareholders	$2,084.5	$2,223.3	$2,288.2	$2,503.7	$2,638.0
Less: Series B preference shares	(200.0)	(200.0)	(200.0)	(200.0)	(200.0)
Common shareholders’ equity attributable to SiriusPoint common shareholders - basic	1,884.5	2,023.3	2,088.2	2,303.7	2,438.0
Plus: carrying value of Series A preference shares issued in merger	—	—	—	20.4	31.2
Common shareholders’ equity attributable to SiriusPoint common shareholders - diluted	1,884.5	2,023.3	2,088.2	2,324.1	2,469.2
Less: intangible assets	(165.9)	(168.0)	(170.0)	(171.9)	(173.7)
Tangible common shareholders' equity attributable to SiriusPoint common shareholders - basic	1,718.6	1,855.3	1,918.2	2,131.8	2,264.3
Tangible common shareholders' equity attributable to SiriusPoint common shareholders - diluted	$1,718.6	$1,855.3	$1,918.2	$2,152.2	$2,295.5
Basic and diluted book value per share denominator:
Common shares outstanding	162,312,938	162,328,831	161,941,552	161,929,777	161,949,037
Unvested restricted shares	(1,890,932)	(2,051,368)	(1,981,408)	(2,590,194)	(2,687,612)
Basic book value per share denominator	160,422,006	160,277,463	159,960,144	159,339,583	159,261,425
Effect of dilutive Series A preference shares issued in merger (1)	—	—	—	—	1,015,116
Effect of dilutive stock options, restricted shares and restricted share units issued to directors and employees	1,963,861	1,790,110	1,469,274	2,898,237	2,825,401
Diluted book value per share denominator	162,385,867	162,067,573	161,429,418	162,237,820	163,101,942

Basic book value per share (2)	$11.75	$12.62	$13.05	$14.46	$15.31
Tangible basic book value per share (2)	$10.71	$11.58	$11.99	$13.38	$14.22
Diluted book value per share (2)	$11.61	$12.48	$12.94	$14.33	$15.14
Tangible diluted book value per share (2)	$10.58	$11.45	$11.88	$13.27	$14.07
(1)As of September 30, 2022, June 30, 2022, March 31, 2022 and December 31, 2021 there was no dilution as the conversion would result in the forfeiture of all of the Series A preference shares.
(2)Basic book value per share, tangible basic book value per share, diluted book value per share and tangible diluted book value per share are non-GAAP financial measures. Basic book value per share, as presented, is a non-GAAP financial measure and is calculated by dividing common shareholders’ equity attributable to SiriusPoint common shareholders by the number of common shares outstanding, excluding the total number of issued unvested restricted shares, at period end. While restricted shares are outstanding, they are excluded from Basic book value per share because they are unvested. Tangible basic book value per share, as presented, is a non-GAAP financial measure and is calculated by dividing tangible common shareholders’ equity attributable to SiriusPoint common shareholders by the number of common shares outstanding, excluding the total number of unvested restricted shares, at period end. Management believes that effects of intangible assets are not indicative of underlying underwriting results or trends and make book value comparisons to less acquisitive peer companies less meaningful. The Company's management believes tangible book value per share is useful to investors because it provides a more accurate measure of the realizable value of shareholder returns, excluding the impact of intangible assets. Diluted book value per share and tangible diluted book value per share, as presented, are non-GAAP financial measures and are calculated similar to the treasury stock method. Under the treasury stock method, we assume that proceeds received from in-the-money options and/or warrants exercised are used to repurchase common shares in the market. The dilutive effect of restricted shares, restricted share units and options are calculated in a manner consistent with how dilution is calculated using the treasury stock method for earnings per share. We have also followed a similar approach for calculating dilution for warrants, Series A preference shares, Upside Rights and other potentially dilutive securities issued as part of our acquisition of Sirius Group. Management believes these measures are useful to investors because they measure the realizable value of shareholder returns in a manner consistent with how dilution is calculated using the treasury stock method for earnings per share. Management believes that effects of intangible assets are not indicative of underlying underwriting results or trends and make book value comparisons to less acquisitive peer companies less meaningful. Also, the tangible diluted book value per share is useful because it provides a more accurate measure of the realizable value of shareholder returns, excluding intangible assets.